FFMLT 2005-FF3
Credit Risk Manager Report
November 2005

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.

The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security. The Report is based upon information provided to Clayton Fixed Income Services Inc. by third parties and therefore Clayton Fixed Income Services Inc. cannot, and does not, warrant that the information contained in this Report is accurate or complete.

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.

Table of Contents

Section One Executive Summary
Section Two Loan-Level Report
Section Three Prepayment Premium Analysis
Section Four Loss Analysis
Section Five Analytics

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.

Section One
Executive Summary

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.

FFMLT 2005-FF3 Executive Summary November 2005

Transaction Summary

Closing Date: 04/29/2005
Depositor: Structured Asset Securities Corporation
Trustee(s): U. S. Bank
Master Servicer: Aurora Loan Services Master Servicing
Servicer(s): National City Mortgage
Delinquency Reporting Method: OTS1

Collateral Summary

Closing Date 10/31/2005 as a
10/31/2005 2 Percentage of Closing Date
Collateral
Balance
$770,270,704 $674,397,432 87.55%
Loan Count 3,444 3,087 89.63%

1 OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the
corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.
2 These figures are based upon information provided to Clayton Fixed Income
Services Inc. by the servicers on a monthly basis.

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.

Collateral Statistics
Loan Count Summed Balance
First Payment Defaults 0 $0
Early Payment Defaults* 10 $1,719,694

*A default that occurs on the second or third scheduled payment

Prepayments

Remittance Beginning Collateral Total
Percentage
Date Balance Prepayments of Prepayment
11/25/2005 $688,908,428 $14,473,332 2.10
10/25/2005 $706,432,792 $17,308,865 2.45
9/25/2005
$723,713,007 $16,976,608 2.35

Prepayment Premium Analysis
During the 11/25/2005 remittance, 43 loans with active prepayment premium flags were paid off and the servicer remitted premiums for all 43 loans. A total of
$293,348 was remitted to the P Class.

Loss Analysis
In the 11/25/2005 remittance, this security experienced two losses for a total realized loss of $28,734. No loans experienced a high loss severity and no loans were charged off.

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.

Section Two
Loan-Level Report

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.

Loan-Level Report Definitions
FICO : Represents the borrower's credit score at the time of securitization/origination.
Last Paid Date: Either the interest paid-through date or the last contractually due payment made
by the borrower. Clayton Fixed Income Services Inc. uses this date to calculate delinquencies.
Valuation: Represents what is believed to be the most accurate known value of a property based on
Clayton Fixed Income Services Inc.'s internal formulas. Several value appraisals may exist for a
believed to be the most accurate value according to these formulas is shown on the report. When no
value is available, a valuation known as an "internal estimate" is calculated according to an internal
formula that adjusts the original value of the property by the Housing Price
Index (HPI) and a discount
based on credit class.
Liquidation Date: Clayton Fixed Income Services Inc.'s internal estimate of the date on which the
proceeds through foreclosure and REO. This date takes into consideration servicing and state
foreclosure timelines, as well as an estimated REO marketing period.
Estimated Loss/(Gain): Clayton Fixed Income Services Inc.'s internal estimate of the loss (or gain) that
experience if it liquidates on the Liquidation Date.
Delinquency Status: Indicates the monthly payment and delinquency history for an individual loan.
The right-most character specifies the last known delinquency status, according to the following:
C369
F
The contractually due payment arrived on time.
The contractually due payment had not arrived within thirty days.
The contractually due payment had not arrived within sixty days.
The contractually due payment had not arrived within ninety days.
The property is in the process of foreclosure.
The property is real estate owned (REO).
The mortgage has either liquidated or been paid off.
R0
Delinquency Method: The delinquencies for this security are calculated according to the OTS
method: a current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month.
Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.
FFMLT 2005-FF3 Loan-Level Report
Delinquency
Status
Mortgage Data Through: October 31, 2005
Watchlist
Orig Amount OLTV Lien
Group
Severity
MI Type
Liq. Date
Coverage Est (Gain)/Loss
Valuation
Valuation Date CLTV
Orig. Appr.
Current Value Current Bal
State
FICO Loan Number Next Due Dt.
First Pmt. *
1 C333369 $641 8/1/2006 1.40% 6352973 $45,600
$45,504
BPO
06/14/2005
80%
76%
$57,000
$60,000
3/1/2005
7/1/2005
TX
556
Default Reason: (Unknown)
11/9/2005 Since the hurricanes, the borrower has become more than 60 days delinquent. Per the servicer, borrowers that have been affected by the hurricanes will be
10/9/2005 This loan was added to the Watchlist because it is a delinquent loan that may be affected by Hurricane Katrina or Rita. The loan was identified through a
allowed a 90 day forbearance period. Clayton will continue to monitor this loan to ensure proper servicing.
designated zip code list issued by FEMA and Murrayhill is working with the servicer to ensure it has put in place and is following an appropriate policy to properly service this loan. Murrayhill will continue to monitor this loan.
1 CCCCCC3 $136,107 6/1/2007 34.94% 6353276 $389,500
$387,174
Internal Estimate
06/30/2005
95%
121%
$410,000
$320,694
3/1/2005
9/1/2005
MN
706
Default Reason: Curtailment of Income
11/29/2005 This loan has been added to the Watchlist because a short sale was accepted and is expected to close on 12/19/2005. Per the servicer, the borrower's reason for
reviewing the original appraisal which valued the property at $410,000 as well as all subsequent valuations as fraud is suspected. default is curtailment of income and the estimated loss is approximately $79,929; the servicer estimates the savings over REO to be $128,220. Clayton is currently
TX 3/1/2005 BPO $74,500 100% 16.60% 1 7/1/2006 $74,500 $12,368 CCCC36F
6353349
$74,322 09/12/2005 93% $80,000 7/1/2005 757
Default Reason: (Unknown)
12/5/2005 The servicer has initiated foreclosure on this loan. We contacted it and requested information as to why a forbearance plan was not offered. We are awaiting a
11/9/2005 Since the hurricanes, the borrower has become more than 60 days delinquent. Per the servicer, borrowers that have been affected by the hurricanes will be
response.
allowed a 90 day forbearance period. Clayton will continue to monitor this loan to ensure proper servicing.
designated zip code list issued by FEMA and Murrayhill is working with the servicer to ensure it has put in place and is following an appropriate policy to
10/9/2005 This loan was added to the Watchlist because it is a delinquent loan that may be affected by Hurricane Katrina or Rita. The loan was identified through a
properly service this loan. Murrayhill will continue to monitor this loan.
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.
FFMLT 2005-FF3 Loan-Level Report
Delinquency
Status
Mortgage Data Through: October 31, 2005
Watchlist
Orig Amount OLTV Lien
Group
Severity
MI Type
Liq. Date
Coverage Est (Gain)/Loss
Valuation
Valuation Date CLTV
Orig. Appr.
Current Value Current Bal
State
FICO Loan Number Next Due Dt.
First Pmt. *
1 CCCCCCC $76,003 8/1/2007 42.22% 6353913 $180,000
$178,704
Appraisal
10/28/2005
85%
128%
$212,000
$140,000
3/1/2005
12/1/2005
OH
570
Default Reason: (Unknown)
11/3/2005 This loan has been added to the Watchlist because the servicer has approved a shortsale which is expected to close on 11/15/2005 because the borrower cannot
11/16/2005 We received the appraisals and it appears that the property had a high value as the borrowers added a large addition on the property. Once the property was on the market to be sold, the list price had to be dropped as there was low interest in the property. It does not appear that the appraisal was fraudulent. We will monitor this loan through the expected liquidation.
afford to keep the property due to a work related, required relocation. A loss of $44,652 is anticipated and we expect it to be remitted to the trust during the 12/25/2005 remittance. The loss represents a severity of 25 percent and can be attributed to the $72,000 value decline. Per the servicer there are broken windows in the sun room, one of the bathrooms needs new flooring, and the rear exterior wall has loose and/or buckled siding. The cost to cure is estimated to be $800-$2,000. Further, the servicer stated that it believes the original appraisal used comparable that were far superior to the subject property; thus, causing the appraisal to be inflated. The servicer estimates that the property was worth $140,000. Clayton contacted the servicer and requested a copy of the original appraisal, the 10/18/2005 appraisal as well as the HUD-1. Once the documents are received, we will review to determine if the loan is a repurchase candidate based upon an inflated original appraisal. We are awaiting a response.

1 CCC3693 ($5,765) 4/1/2007 -13.10% 6355887 $44,000
$43,857
BPO
08/18/2005
80%
65%
$55,000
$67,200
3/1/2005
9/1/2005
LA
542
Default Reason: (Unknown)
11/8/2005 Per the servicer, the borrower will have a three month forbearance period, because of the hurricanes, before foreclosure will be initiated. We will continue to
9/16/2005 This loan was added to the Watchlist because it is a delinquent loan that may be affected by Hurricane Katrina or Rita. The loan was identified through a
monitor this loan to ensure the servicer mitigates any loss effectively.
designated zip code list issued by FEMA and Murrayhill is working with the servicer to ensure it has put in place and is following an appropriate policy to

1 CCCC36F $65,987 8/1/2006 30.54%
properly service this loan. Murrayhill will continue to monitor this loan.
2/1/2005 Appraisal 6356130 $216,000
$215,216 10/05/2005
100%
116%
$216,000
$185,000 7/1/2005
MO
650
Default Reason: Business Failure
11/29/2005 This loan has been added to the Watchlist because the servicer has accepted a short sale and the expected closing date was 11/21/2005. Per the servicer the reason for default is a failed business and the expected loss is
$68,615, which is expected to be remitted during the 12/25/2005 remittance.
Clayton contacted the servicer and requested a copy of the original appraisal as well as all subsequent appraisals and we are awaiting a response.
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.

Section Three
Prepayment Premium Analysis

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.

Reconciliation for Prepayment Premiums for FFMLT 2005-FF3
Mortgage Data Through: October 31, 2005

Section 1: Prepayment premiums collected by the servicer and remitted to the trustee.
This
information is reported to Clayton by the servicer each
month.

Trustee Remittance Date
Class 25-Nov-05 25-Oct-05 25-Sep-05 25-Aug-05 25-Jul-05 25-Jun-05
P Class $293,348 $310,389 $319,047 $264,892 $186,329 $90,481

Section 2: Prepayment premiums remitted to the P Class by the trustee. This information is
taken from the Statement of Certificateholders prepared by
the trustee.

Trustee Remittance Date
Class 25-Nov-05 25-Oct-05 25-Sep-05 25-Aug-05 25-Jul-05 25-Jun-05
P Class $293,348 $310,389 $319,047 $264,892 $186,329 $90,481

Section 3: Reconciliation of the amounts remitted to the P Class by the trustee and the amounts remitted by the servicer to the trustee.

Amount remitted to the P Class:$293,348
Amount remitted by servicer: $293,348
Difference: $0

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.

Aggregate Paid-Off Loans Report for FFMLT 2005-FF3
Mortgage Data Through: October 31, 2005

Trustee Remittance Date:
25-Nov-05 25-Oct-05 25-Sep-05 25-Aug-05 25-Jun-05
Loans with Active Prepayment
Flags with Premiums Remitted (A) 43 50 47 40 13

Loans without Prepayment
Flags with Premiums Remitted
0 0 1 0 0

Total Loans with
Premiums Remitted (B)
43 50 48 40 13

Loans with Active
Prepayment Flags (C)
43 50 47 40 13

Loans without Prepayment
Flags with Premiums Remitted 0
0 1 0 0

Subtotal (D)
43 50 47 40 13

Premiums Remitted for
Loans with Active
Prepayment Flags (A/C)
100% 100% 100% 100% 100%

Total Loans with Premiums
Remitted to the Subtotal (B/D)
100% 100% 100% 100%100%

Total Paid-Off Loans (E)
54 66 64 67

Total Loans with Premiums
Remitted to the Total
Paid-Off Loans (B/E)
79.63% 75.76% 69.70% 65.31%
36.11%

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.

Paid-Off Loan Exception Report for FFMLT 2005-FF3
Mortgage Data Through: October 31, 2005
TOTAL
Total Paid-Off Loans with Flags 43
Less Exceptions:

Loans with Expired Prepayment
Clauses (as stated in the Note)*
0

Loans that Contained a Clause
Allowing Prepayment Premiums to be
Waived at the Time of Liquidation*
0

Loans that were Liquidated
from REO Status*
0

Loans that were repurchased
0

Loans with Discrepancies
between the Data File and the Note*
0

Defaulted Liquidated Loans
that Could Not Have Premiums Collected
because of the Acceleration of the Debt*
0

Loans that were Liquidated
Through Loss Mitigation Efforts*
0

Total Paid-Off Loans
with Active Prepayment Flags (C)
43
Other Exceptions:

Paid-Off Loans that Did Not
have Premiums Collected because of State
Statutes
0
Paid-Off Loans with Active
Prepayment Flags that Did Not Have
Premiums Remitted
0

* These categories are mutually exclusive.

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.

Loan Delinquency Origination PPP Expiration Payoff PPP % of PPP to
Number
String Date Flag Date Balance Remitted Payoff
Balance
6355450
CCCCCC0 1/7/2005 1 1/7/2006 $418,853 $9,588
2%
6356042 CCCCCC0 12/21/2004 2 12/21/2006 $776,095
$19,500 3%
6353958 CCCCCC0 12/22/2004 2 12/22/2006 $315,639 $7,803
2%
6356270 CCCCCC0 12/27/2004 2 12/27/2006 $146,176 $4,198
3%
6353858 CCCCCC0 12/30/2004 2 12/30/2006 $122,169 $3,297
3%
6354566 CCCCCC0 1/4/2005 2 1/4/2007 $124,629 $2,812
2%
6353182 CCCCCC0 1/4/2005 2 1/4/2007 $160,819 $4,772
3%
6353582 CCCCCC0 1/5/2005 2 1/5/2007 $492,360
$14,164 3%
6354262 CCCCCC0 1/6/2005 2 1/6/2007 $354,560 $8,242
2%
6354341 CCCCCC0 1/6/2005 2 1/6/2007 $295,590 $6,749
2%
6355460 CCCCCC0 1/6/2005 2 1/6/2007 $299,359 $7,695
3%
6353687 CCCCCC0 1/10/2005 2 1/10/2007 $659,949
$15,040 2%
6353097 CCCCCC0 1/11/2005 2 1/11/2007 $410,973
$13,182 3%
6356294 CCCCCC0 1/14/2005 2 1/14/2007 $243,523 $6,018
2%
6353548 CCCCCC0 1/18/2005 2 1/18/2007 $189,848 $4,232
2%
6354748 CCCCCC0 1/18/2005 2 1/18/2007 $159,276 $3,645
2%
6353799 CCCCC30 1/19/2005 2 1/19/2007 $226,477 $5,100
2%
6355319 CCCCCC0 1/20/2005 2 1/20/2007 $198,388 $4,530
2%
6355243 CCCCCC0 1/21/2005 2 1/21/2007 $202,888 $5,895
3%
6355483 CCCCCC0 1/21/2005 2 1/21/2007 $388,521
$11,063 3%
6354032 CCCCCC0 1/24/2005 2 1/24/2007 $113,578 $1,094
1%
6353411 CCCCCC0 1/28/2005 2 1/28/2007 $134,797 $2,951
2%
6355615 CCCCCC0 1/28/2005 2 1/28/2007 $307,432 $8,872
3%
6355878 CCCCCC0 12/20/2004 3 12/20/2007 $132,671 $3,017
2%
6354735 CCCCCC0 12/30/2004 3 12/30/2007 $616,188
$12,600 2%
6353076 CCCCCC0 12/31/2004 3 12/31/2007 $91,283 $2,623
3%
6354275 CCCCCC0 1/6/2005 3 1/6/2008 $392,944
$12,046 3%
6353354 CCCCCC0 1/6/2005 3 1/6/2008 $388,299 $8,865
2%
6354139 CCCCCC0 1/6/2005 3 1/6/2008 $340,045 $8,035
2%
6353381 CCCCCC0 1/7/2005 3 1/7/2008 $193,257 $4,306
2%
6355617 CCCCCC0 1/13/2005 3 1/13/2008 $363,870 $4,525
1%
6353668 CCCCCC0 1/13/2005 3 1/13/2008 $282,528 $6,449
2%
6355728 CCCCCC0 1/18/2005 3 1/18/2008 $343,965 $8,947
3%
6354078 CCCCCC0 1/19/2005 3 1/19/2008 $264,431 $7,239
3%
6355689 CCCCCC0 1/21/2005 3 1/21/2008 $328,154 $8,405
3%
6355379 CC336F0 1/21/2005 3 1/21/2008 $257,052 $6,334
2%
6353245 CCCCCC0 1/21/2005 3 1/21/2008 $67,752 $670
1%
6356272 CCCCCC0 1/24/2005 3 1/24/2008 $198,451 $4,896
2%
6353365 CCCCCC0 1/26/2005 3 1/26/2008 $219,941 $6,248
3%
6355302 CCCCCC0 1/26/2005 3 1/26/2008 $74,826 $2,151
3%
6354590 CCCCCC0 1/26/2005 3 1/26/2008 $149,200 $3,454
2%
6354106 CCCCCC0 1/26/2005 3 1/26/2008 $363,656
$10,324 3%
6355060 CCCCCC0 1/31/2005 3 1/31/2008 $181,080 $1,775
1%

Section Four
Loss Analysis

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.

FFMLT 2005-FF3 Historical Monthly Losses Losses Through: October 31, 2005

Date
Loan Loss Amount Loss Percentage
11/25/2005 $28,273.61 0.00%
10/25/2005 $0.00 0.00%
9/25/2005 $85,261.97 0.01%
8/25/2005 $0.00 0.00%
7/25/2005 $0.00 0.00%
6/25/2005 $0.00 0.00%
5/25/2005 $0.00 0.00%
Totals: $113,535.58
*The loss percentage is a calculation of the total monthly loss as a percentage the original balance of the security.

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.

FFMLT 2005-FF3 Loss Reconciliation Report Trustee Remittance Date:
November 25,2005
Remittance Statement
Summary

11/25/2005 $28,274
Loan-Level Losses: $28,274
Subsequent Losses: $0
Subsequent Gains: $0
Monthly Security Loss: $28,274
Losses Remitted: $28,274
Difference: $0

Loan-Level Loss Report
Loan Number Loss
6352920
$24,987

Loan Number Loss
6355076
$3,287

Loan-Level Loss Report
Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.
$28,274
$0
$0
$28,274
$28,274
$0
Loss
$28,274 Total:
FFMLT 2005-FF3 Loss Report Losses Through: October 31, 2005
November 25, 2005
Loan Number
6352920
6355076
State
IL
GA
Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.
Origination
Date
12/31/2004
Original LTV
95%
85% 1/4/2005
Original Amount
Original Appraisal
$270,750
$285,000
$77,600
$91,298
Monthly Total:
Loss
$24,986.67
Loss Severity
9.23%
$3,286.94 4.24%
8.12% $28,273.61

Section Five
Analytics

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.

FFMLT 2005-FF3 FICO Distribution by Status
Mortgage Data Through: October 31, 2005
FICO Delinquency Percentage
540
Current 0.019
540 Delinquent 0.071
540 Paid Off 0.045
550 Current 0.028
550 Delinquent 0.101
550 Paid Off 0.045
560 Current 0.047
560 Delinquent 0.101
560 Paid Off 0.031
570 Current 0.054
570 Delinquent 0.131
570 Paid Off 0.073
580 Current 0.033
580 Delinquent 0.061
580 Paid Off 0.056
590 Current 0.014
590 Delinquent 0.04
590 Paid Off 0.022
600 Current 0.044
600 Delinquent 0.081
600 Paid Off 0.042
610 Current 0.064
610 Delinquent 0.071
610 Paid Off 0.045
620 Current 0.073
620 Delinquent 0.04
620 Paid Off 0.078
630 Current 0.076
630 Delinquent 0.061
630 Paid Off 0.07
640 Current 0.085
640 Delinquent 0.03
640 Paid Off 0.073
650 Current 0.086
650 Delinquent 0.051
650 Paid Off 0.09
660 Current 0.075
660 Delinquent 0.02
660 Paid Off 0.062
670 Current 0.058
670 Delinquent 0.03
670 Paid Off 0.053
680 Current 0.049
680 Delinquent 0.051
680 Paid Off 0.056
690 Current 0.046
690 Delinquent 0.01
690 Paid Off 0.042
700 Current 0.031
700 Paid Off 0.025
710 Current 0.027
710 Delinquent 0.01
710 Paid Off 0.025
720 Current 0.021
720 Paid Off 0.017
730 Current 0.015
730 Paid Off 0.022
740 Current 0.011
740 Delinquent 0.01
740 Paid Off 0.011
750 Current 0.015
750 Delinquent 0.01
750 Paid Off 0.006
760 Current 0.01
760 Delinquent 0.01
760 Paid Off 0.006
770 Current 0.008
770 Paid Off 0.003
780 Current 0.006
780 Delinquent 0.01
790 Current 0.003
800 Current 0.001
800 Paid Off 0.003
810 Current 0.001

Status # of Loans
Average Std. Deviation
Current 2,988 640 53.54
Delinquent 99 603 52.967
Paid Off 357 631 53.47
Total: 3,444

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

FFMLT 2005-FF3 Loan-to-Value Distribution by Status
Mortgage Data Through: October 31, 2005
LTV Delinquency Percentage
0.1
Current 0
0.2 Current 0.001
0.3 Current 0.003
0.4 Paid Off 0.006
0.4 Current 0.005
0.5 Delinquent 0.01
0.5 Paid Off 0.014
0.5 Current 0.014
0.6 Paid Off 0.031
0.6 Current 0.024
0.6 Delinquent 0.02
0.7 Paid Off 0.104
0.7 Current 0.059
0.7 Delinquent 0.03
0.8 Paid Off 0.454
0.8 Delinquent 0.515
0.8 Current 0.547
0.9 Paid Off 0.277
0.9 Delinquent 0.273
0.9 Current 0.233
1 Delinquent 0.152
1 Paid Off 0.115
1 Current 0.112

Status # of Loans
Average Std. Deviation
Current 2,988 0 0
Delinquent 99 0 0
Paid Off 357 0 0
Total: 3,444

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

FFMLT 2005-FF3 Balance Distribution by Status
Mortgage Data Through: October 31, 2005
Balance
Delinquency Percentage
30000 Current 0.003
40000 Current 0.012
40000 Delinquent 0.071
50000 Current 0.017
50000 Delinquent 0.04
60000 Current 0.023
60000 Delinquent 0.071
70000 Current 0.036
70000 Delinquent 0.04
80000 Current 0.032
80000 Delinquent 0.051
90000 Current 0.04
90000 Delinquent 0.061
100000 Current 0.046
100000 Delinquent 0.03
110000 Current 0.04
110000 Delinquent 0.061
120000 Current 0.05
120000 Delinquent 0.03
130000 Current 0.037
130000 Delinquent 0.081
140000 Current 0.037
140000 Delinquent 0.03
150000 Current 0.038
150000 Delinquent 0.03
160000 Current 0.05
170000 Current 0.042
170000 Delinquent 0.081
180000 Current 0.039
190000 Current 0.028
190000 Delinquent 0.01
200000 Current 0.03
200000 Delinquent 0.02
210000 Current 0.026
210000 Delinquent 0.01
220000 Current 0.027
220000 Delinquent 0.051
230000 Current 0.02
230000 Delinquent 0.01
240000 Current 0.022
240000 Delinquent 0.03
250000 Current 0.021
260000 Current 0.02
260000 Delinquent 0.02
270000 Current 0.013
270000 Delinquent 0.02
280000 Current 0.015
290000 Current 0.013
290000 Delinquent 0.01
300000 Current 0.011
300000 Delinquent 0.01
310000 Current 0.012
320000 Current 0.012
330000 Current 0.013
330000 Delinquent 0.01
340000 Current 0.013
350000 Current 0.011
360000 Current 0.006
360000 Delinquent 0.02
370000 Current 0.004
380000 Current 0.01
390000 Current 0.006
390000 Delinquent 0.02
400000 Current 0.007
400000 Delinquent 0.01
410000 Current 0.006
420000 Current 0.005
430000 Current 0.005
440000 Current 0.005
450000 Current 0.006
460000 Current 0.004
460000 Delinquent 0.01
470000 Current 0.003
480000 Current 0.004
490000 Current 0.002
500000 Current 0.003
510000 Current 0.005
520000 Current 0.005
520000 Delinquent 0.01
530000 Current 0.005
530000 Delinquent 0.01
540000 Current 0.005
540000 Delinquent 0.01
550000 Current 0.004
560000 Current 0.004
570000 Current 0.004
580000 Current 0.004
580000 Delinquent 0.01
590000 Current 0.003
600000 Current 0.003
610000 Current 0.001
620000 Current 0.001
630000 Current 0.002
640000 Current 0.003
640000 Delinquent 0.01
650000 Current 0.004
690000 Current 0.001
700000 Current 0.003
710000 Current 0.001
720000 Current 0.001
730000 Current 0.001
740000 Current 0.001
750000 Current 0.002
760000 Current 0.001
760000 Delinquent 0.01
780000 Current 0
800000 Current 0.002
810000 Current 0
830000 Current 0.001
850000 Current 0.001
860000 Current 0.001
870000 Current 0.001
880000 Current 0.001
900000 Current 0
920000 Current 0
930000 Current 0.001
980000 Current 0
1040000 Current 0

Status # of Loans
Average Std. Deviation
Current 2,988 219,848.00 153,732.03
Delinquent 99 176,682.89 142,659.66
Total: 3,087

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.
FFMLT 2005-FF3 Mortgage Type Distribution by Status
Mortgage Data Through: October 31, 2005
Mortgage Type
Delinquency Percentage
Investment Home Current 0.028
Investment Home Paid Off 0.045
Primary Home Current 0.962
Primary Home Delinquent 1
Primary Home Paid Off 0.944
Second Home Current 0.01
Second Home Paid Off 0.011

Mortgage Type
Loan Count Total Balance Avg. Balance Std. Deviation
ARM 2,998 615,676,694.18 205,362.47 164,449.57
Fixed 446 58,720,737.82 131,660.85 104,717.72
Total: 3,444 674,397,432.00

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

FFMLT 2005-FF3 Mortgage Term Distribution by Status
Mortgage Data Through: October 31, 2005
Mortgage Term
Delinquency Percentage
180 Current 0.022
180 Delinquent 0.01
180 Paid Off 0.003
240 Current 0
360 Current 0.978
360 Delinquent 0.99
360 Paid Off 0.997

# of Loans
Other 120 180 240 360
3,444 0 0 67 1 3376

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

FFMLT 2005-FF3 Mortgage Purpose Distribution
Mortgage Data Through: October 31, 2005

Origination Statistics

Purpose
Number Percentage

Cash-out
refinance 1,634 47.4%
Purchase 1,562 45.4%
Rate/term
refinance
246 7.1%
Home
Improvement 0
0.0%
Other 2 0.1%

Total
3,444 100%

Current Loans

Purpose
Number Percentage

Cash-out
refinance
1,397 46.8%
Purchase 1,374 46.0%
Rate/term
refinance
215 7.2%
Home
Improvement 0
0.0%
Other 2 0.1%
Total 2,988 100%

Delinquent Loans

Purpose
Number Percentage

Cash-out
refinance
46 46.5%
Purchase 45 45.5%
Rate/term
refinance
8 8.1%
Home
Improvement 0
0.0%
Other 0 0.0%
Total 99 100%

Paid Off Loans

Purpose
Number Percentage

Cash-out
refinance
191 53.5%
Purchase 143 40.1%
Rate/term
refinance
23 6.4%
Home Improvement 0 0.0%
Other 0 0.0%
Total 357 100%

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

FFMLT 2005-FF3 Ownership Distribution by Status
Mortgage Data Through: October 31, 2005
Ownership Type
Delinquency Percentage
Investment Home Current 0.028
Investment Home Paid Off 0.045
Primary Home Current 0.962
Primary Home Delinquent 1
Primary Home Paid Off 0.944
Second Home Current 0.01
Second Home Paid Off 0.011

Title # of Loans
Investment Home
101
Primary Home 3,310
Second Home 33
Total: 3,444

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

FFMLT 2005-FF3 Delinquent Count Over Time
Mortgage Data Through: October 31, 2005
AsOfDate
30 Days 60 Days 90 Days Foreclosure REO
4/30/2005 6 0 0 0 0
5/31/2005 18 4 0 0 0
6/30/2005 35 6 4 0 0
7/31/2005 34 15 4 3 0
8/31/2005 38 13 7 9 0
9/30/2005 36 22 5 18 1
10/31/2005 47 19 9 22 2

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

FFMLT 2005-FF3 Delinquent Balance Over Time
Mortgage Data Through: October 31, 2005
AsOfDate
30 Days 60 Days 90 Days Foreclosure REO
4/30/2005 1267300 0 0 0 0
5/31/2005 3261683.45 1047800 0 0 0
6/30/2005 5287943.63 623506.05 1047800 0 0
7/31/2005 6031902.89 2385734.03 1018217.74 365288.31 0
8/31/2005 6535464.77 2182204.46 583589.07 1901817.01 0
9/30/2005 5484713.67 4098756.22 341829.61 3530579.95 52466.53
10/31/2005 8634320.41 3081450.56 869129.12 4654357.77 252348.45

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

FFMLT 2005-FF3 Conditional Prepayment Rates
Mortgage Data Through: October 31, 2005
Date Distribution Date
CPR 3-Month MA 6-Month MA 12-Month MA
10/31/2005 11/25/2005 22.58% 24.46% 22.16%
9/30/2005 10/25/2005 25.84% 25.96%
8/31/2005 9/25/2005 24.92% 23.28%
7/31/2005 8/25/2005 27.10% 19.80%
6/30/2005 7/25/2005 17.50%
5/31/2005 6/25/2005 14.22%
4/30/2005 5/25/2005 7.19%

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

FFMLT 2005-FF3 Historical SDA Performance
Mortgage Data Through: October 31, 2005
Weighted
Monthly
Date Average Age Default Amt Default Rate CDR (F-R) SDA Curve SDA
%
31-Oct-05
9.30 $199,882 0.02% 0.24% 0.19% 129%
30-Sep-05 8.30 $0 0.00% 0.00% 0.17% 0%
31-Aug-05 7.30 $0 0.00% 0.00% 0.15% 0%
31-Jul-05 6.30 $0 0.00% 0.00% 0.13% 0%
30-Jun-05 5.29 $0 0.00% 0.00% 0.11% 0%
31-May-05 4.29 $0 0.00% 0.00% 0.09% 0%
30-Apr-05 3.29 $0 0.00% 0.00% 0.07% 0%

Averages:
6.29 $28,555 0.00% 0.03% 0.13% 18%

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.